Exhibit 99.38

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1999
           Series 1999-19, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                6.944956
                                                     -------------------------
       Weighted average maturity                                       175.67
                                                     -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                     Principal
             Principal Per        Prepayments Per  Interest Per
      Class   Certificate           Certificate     Certificate     Payout Rate
      -----   -----------           -----------     -----------     -----------
       R     $ 1000.00000000     $ 896.40000000  $     5.40000000   % 6.48000000
       PO    $   40.32697666     $  37.08148823  $     0.00000000   % 0.00000000
       A     $   30.74921558     $  27.56250845  $     5.41666669   % 6.50000003
       S     $    0.00000000     $   0.00000000  $     0.26519453   % 0.31823344
       M     $    3.18677126     $   0.00000000  $     5.41666391   % 6.49999670
       B1    $    3.18678414     $   0.00000000  $     5.41667401   % 6.50000881
       B2    $    3.18678414     $   0.00000000  $     5.41667401   % 6.50000881
       B3    $    3.18678414     $   0.00000000  $     5.41667401   % 6.50000881
       B4    $    3.18675439     $   0.00000000  $     5.41666667   % 6.50000000
       B5    $    3.18679264     $   0.00000000  $     5.41664819   % 6.49997782

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       13,704.59
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  146,823,388.80
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 419
                                                                 --------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                 100.00  $            0.00  $            0.00  36157R4R3
PO   $           1,006,172.13  $      965,596.25  $          959.67  GEC9919PO
A    $         147,370,000.00  $  142,838,488.10  $          969.25  36157R4Q5
S    $         108,120,968.69  $  104,392,174.59  $          965.51  GEC99019S
M    $           1,211,000.00  $    1,207,140.82  $          996.81  36157R4S1
B1   $             454,000.00  $      452,553.20  $          996.81  36157R4T9
B2   $             454,000.00  $      452,553.20  $          996.81  36157R4U6
B3   $             454,000.00  $      452,553.20  $          996.81  36157R4Y8
B4   $             228,000.00  $      227,273.42  $          996.81  36157R4Z5
B5   $             227,956.47  $      227,230.02  $          996.81  36157R5A9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              2        Principal Balance     $      803,338.15
                                --------                            ------------
       2.   60-89 days
            Number              0        Principal Balance     $            0.00
                                --------                            ------------
       3.   90 days or more
            Number              0        Principal Balance     $            0.00
                                --------                            ------------
       4.   In Foreclosure
            Number              0        Principal Balance     $            0.00
                                --------                            ------------
       5.   Real Estate Owned
            Number              0        Principal Balance     $            0.00
                                --------                            ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $            0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $    1,714,862.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $      100,000.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $    1,514,052.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.